UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-00204

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2008

Date of reporting period: January 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Mid-Cap Growth Fund

January 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 12, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Mid-Cap Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund normally invests substantially all of its assets in equity securities that the Adviser believes offer the possibility of above-average long-term growth rates. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. The Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations. Normally, the Fund invests in securities of a smaller number of companies, usually about 40-70 companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell Midcap Growth Index, for the six- and 12-month periods ended January 31, 2008.

During the six-month period ended January 31, 2008, the Fund’s Class A shares without sales charges outperformed the benchmark, although both performed in the negative. The Fund’s outperformance relative to the benchmark was attributable primarily to stock selection within the health care and financial services sectors. In terms of sector selection, the Fund’s overweight in the health care sector made the largest positive contribution to its performance. An underweight in the consumer discretionary sector also contributed positively to performance. The largest negative contributions to relative performance on a sector level came from the Fund’s overweight in the technology sector and underweight in the energy sector.

During the 12-month period ended January 31, 2008, the Fund’s Class A shares without sales charges outperformed the benchmark. The Fund’s relative outperformance was due primarily to stock selection within the health care and financial services sectors. On a sector-selection basis, the Fund’s overweight in the health care sector made the largest positive contribution to its performance. An underweight in the consumer discretionary sector also contributed positively to performance. The largest detractor from performance came from the Fund’s underweight position in the energy sector, followed by the impact of the Fund’s significant overweight position in the technology sector.

Market Review and Investment Strategy

During the six-month period ended January 31, 2008, the financial markets continued to be quite turbulent. The markets staged an initial rally in September 2007, during which the U.S. Federal Reserve (the “Fed”) cut the Federal Funds target rate by 50

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	1

basis points, citing a tightening of credit conditions in their statement. The equity markets seesawed for the remainder of 2007. In January of 2008, however, equity markets across the globe experienced a pronounced decline, as the weakness seen in the U.S. equity markets finally spread abroad. One area of the market that experienced significant challenges over the six-month period was the financial sector. Earnings came under pressure as many firms were forced to write down the value of certain assets on their balance sheets, an accounting requirement caused by the declines in indices upon which these assets were being valued.

The 12-month period ended January 31, 2008, was characterized by strong returns in the first half of the year, followed by increasing volatility and overall declining equity prices in the second six months. The news increasingly centered on the turmoil in fixed-income markets and the tightening credit conditions that developed therein. Companies that had relied on markets such as the asset-backed commercial paper market found that investors were no longer willing to lend money on terms similar to those available in the past. One of the main issues involved the ratings placed on the assets (AAA, for example) backing the commercial paper. As the housing market continued to weaken, the assets in these pools often performed worse than was implied by the stated rating and many assets were downgraded to lower rating levels. Several parts of the fixed-income markets began to seize up as a result, and the cost to borrow money rose as banks tightened lending standards. The Fed attempted to counter this trend by cutting interest rates on several occasions in an effort to ensure there was ample liquidity available to financial market participants.

In terms of investment strategy for the six-month period ended January 31, 2008, the Fund’s exposure to producer durables declined the most, ending the period with a slight overweight relative the benchmark largely because of the elimination of certain industrial stocks. The Fund’s exposure to the utilities sector also declined in the period, mainly due to stock-specific decisions. The Fund’s significant overweight in technology increased somewhat in response to opportunities created by market weakness. Health care exposure also increased in the Fund’s portfolio in part due to appreciation of certain holdings as well as the addition of new stocks.

Over the 12-month period ended January 31, 2008, the U.S. Mid Cap Growth Team (the “Team”) maintained the Fund’s overweight position in technology with a focus on companies exposed to wireless broadband and video. The Fund also remained underweight in the energy sector, a position that has been maintained for some time. The Fund’s exposure to the financial sector decreased over the 12-month period as certain stocks were sold, their proceeds redeployed into other sectors where the Team saw more attractive fundamentals.

2	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell Midcap Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the unmanaged Russell 1000 Growth Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Please note, mid-cap stocks may have limited marketability and may be subject to more abrupt or erratic market movements than large-cap stocks. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency-denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Mid-Cap Growth Fund
Class A	-2.90%	0.99%

Class B	-3.41%	0.17%

Class C	-3.41%	0.17%

Advisor Class*	-2.99%	1.13%

Class R*	-3.26%	0.65%

Class K*	-3.07%	0.99%

Class I*	-2.88%	1.31%

Russell Midcap Growth Index	-5.45%	-1.03%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	0.99%	-3.37%
5 Years	17.31%	16.32%
10 Years	3.12%	2.67%

Class B Shares
1 Year	0.17%	-3.21%
5 Years	16.34%	16.34%
10 Years(a)	2.39%	2.39%

Class C Shares
1 Year	0.17%	-0.68%
5 Years	16.43%	16.43%
10 Years	2.21%	2.21%

Advisor Class Shares†
1 Year	1.13%	1.13%
5 Years	17.59%	17.59%
10 Years	3.33%	3.33%

Class R Shares†
1 Year	0.65%	0.65%
Since Inception*	5.90%	5.90%

Class K Shares†
1 Year	0.99%	0.99%
Since Inception*	6.18%	6.18%

Class I Shares†
1 Year	1.31%	1.31%
Since Inception*	6.58%	6.58%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 2.04%, 2.00%, 0.97%, 1.51%, 1.26% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	7.15%
5 Years	18.02%
10 Years	3.30%

Class B Shares
1 Year	7.31%
5 Years	18.09%
10 Years(a)	3.05%

Class C Shares
1 Year	10.12%
5 Years	18.18%
10 Years	2.87%

Advisor Class Shares†
1 Year	12.11%
5 Years	19.32%
10 Years	3.98%

Class R Shares†
1 Year	11.62%
Since Inception*	9.50%

Class K Shares†
1 Year	11.90%
Since Inception*	9.77%

Class I Shares†
1 Year	12.31%
Since Inception*	10.15%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 3/1/05 for Class R, Class K and Class I Shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2007		Ending Account Value January 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$970.98	$1,019.15	$5.90	$6.04
Class B	$1,000	$1,000	$965.91	$1,014.93	$10.03	$10.28
Class C	$1,000	$1,000	$965.91	$1,015.13	$9.83	$10.08
Advisor Class	$1,000	$1,000	$970.09	$1,020.31	$4.75	$4.88
Class R	$1,000	$1,000	$967.40	$1,017.65	$7.37	$7.56
Class K	$1,000	$1,000	$969.34	$1,019.20	$5.84	$5.99
Class I	$1,000	$1,000	$971.20	$1,020.96	$4.11	$4.22
*	Expenses are equal to the classes’ annualized expense ratios of 1.19%, 2.03%, 1.99%, 0.96%, 1.49%, 1.18% and 0.83%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $661.6

TEN LARGEST HOLDINGS**

January 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Advanced Micro Devices, Inc.	$26,709,264	4.0%
Continental Airlines, Inc. – Class B	24,880,552	3.8
Network Appliance, Inc.	23,074,294	3.5
JDS Uniphase Corp.	22,814,962	3.4
Juniper Networks, Inc.	21,749,349	3.3
Red Hat, Inc.	21,632,187	3.3
Nasdaq Stock Market, Inc.	20,780,227	3.1
Salesforce.com, Inc.	19,657,280	3.0
Lam Research Corp.	19,136,379	2.9
TD Ameritrade Holding Corp.	17,608,999	2.7
	$218,043,493	33.0%

*	All data are as of January 31, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme.

The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell Sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Portfolio Summary and Ten Largest Holdings

Portfolio of Investments

January 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Technology – 36.3%
Communications Technology – 9.3%
Ciena Corp.(a)	358,000	$9,712,540
Infinera Corp.(a)	64,400	656,236
JDS Uniphase Corp.(a)	2,191,639	22,814,962
Juniper Networks, Inc.(a)	801,081	21,749,349
McAfee, Inc.(a)	201,100	6,769,026

		61,702,113

Computer Services Software & Systems – 10.0%
Audible, Inc.(a)	744,013	8,496,629
Nuance Communications, Inc.(a)	655,800	10,420,662
Red Hat, Inc.(a)	1,158,040	21,632,187
Salesforce.com, Inc.(a)	376,000	19,657,280
VeriFone Holdings, Inc.(a)	298,900	5,849,473

		66,056,231

Computer Technology – 6.8%
Network Appliance, Inc.(a)	993,725	23,074,294
Nvidia Corp.(a)	177,200	4,357,348
SanDisk Corp.(a)	677,900	17,252,555

		44,684,197

Electronics: Semi-Conductors/Components – 10.2%
Advanced Micro Devices, Inc.(a)	3,495,977	26,709,264
International Rectifier Corp.(a)	416,200	11,582,846
Netlogic Microsystems, Inc.(a)	601,340	15,634,840
Silicon Laboratories, Inc.(a)	442,902	13,836,259

		67,763,209

		240,205,750

Health Care – 18.3%
Biotechnology Research & Production – 6.4%
Alnylam Pharmaceuticals, Inc.(a)	203,500	6,113,140
Applera Corp. – Celera Group	914,191	14,005,406
Celgene Corp.(a)	222,100	12,462,031
Myriad Genetics, Inc.(a)	205,310	8,830,383
WuXi PharmaTech Cayman, Inc. (ADR)(a)	34,300	864,017

		42,274,977

Drugs & Pharmaceuticals – 1.8%
Compugen Ltd.(a)	1,614,810	4,424,580
Qiagen NV(a)	383,915	7,831,866

		12,256,446

Electronics: Medical Systems – 3.7%
Hologic, Inc.(a)	212,400	13,670,064
Illumina, Inc.(a)	167,600	10,676,120

		24,346,184

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Medical & Dental Instruments & Supplies – 6.4%
Cepheid, Inc.(a)	552,887	$16,885,169
Cerus Corp.(a)	1,838,966	11,585,486
Given Imaging Ltd.(a)	818,373	13,560,440

		42,031,095

		120,908,702

Consumer Discretionary – 14.1%
Communication & Media – 1.7%
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	415,512	11,422,425

Consumer Electronics – 3.1%
Activision, Inc.(a)	418,000	10,813,660
THQ, Inc.(a)	551,300	9,928,913

		20,742,573

Entertainment – 1.0%
Gaylord Entertainment Co.(a)	217,160	6,338,900

Hotel/Motel – 3.9%
Wyndham Worldwide Corp.	411,100	9,685,516
Wynn Resorts Ltd.	141,080	16,221,378

		25,906,894

Leisure Time – 1.1%
Ctrip.com International Ltd. (ADR)	155,104	7,082,049

Printing and Copying Services – 1.7%
VistaPrint Ltd.(a)	293,590	10,924,484

Textiles Apparel Mfrs – 1.6%
Polo Ralph Lauren Corp. – Class A	177,700	10,766,843

		93,184,168

Producer Durables – 9.7%
Diversified Production – 0.9%
Thomas & Betts Corp.(a)	132,300	5,986,575

Electrical Equipment & Components – 2.2%
Baldor Electric Co.	473,350	14,333,038

Electronics: Instruments Gauges & Meters – 2.3%
Itron, Inc.(a)	181,072	14,920,333

Production Technology Equipment – 4.3%
KLA-Tencor Corp.	229,594	9,592,437
Lam Research Corp.(a)	498,473	19,136,379

		28,728,816

		63,968,762

10	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Services – 8.8%
Diversified Financial Services – 4.5%
Interactive Brokers Group, Inc. – Class A(a)	267,700	$9,318,637
Nasdaq Stock Market, Inc.(a)	449,108	20,780,227

		30,098,864

Financial Information Services – 1.6%
Move, Inc.(a)	4,336,008	10,406,419

Securities Brokerage & Services – 2.7%
TD Ameritrade Holding Corp.(a)	938,646	17,608,999

		58,114,282

Other Energy – 3.8%
Energy Miscellaneous – 1.7%
USEC, Inc.(a)	1,360,900	10,982,463

Oil: Crude Producers – 0.9%
Denbury Resources, Inc.(a)	247,480	6,261,244

Utilities: Gas Pipelines – 1.2%
El Paso Corp.	473,100	7,796,688

		25,040,395

Autos and Transportation – 3.8%
Air Transport – 3.8%
Continental Airlines, Inc. – Class B(a)	914,390	24,880,552

Materials & Processing – 2.8%
Engineering & Contracting Services – 1.8%
Quanta Services, Inc.(a)	554,400	12,152,448

Metal Fabricating – 1.0%
Shaw Group, Inc.(a)	119,700	6,763,050

		18,915,498

Utilities – 1.1%
Utilities: Electrical – 1.1%
ITC Holdings Corp.	142,920	7,551,893

Consumer Services – 0.3%
Education Services – 0.3%
New Oriental Education & Technology Group (ADR)(a)	36,500	2,067,725

Total Common Stocks (cost $688,037,235)		654,837,727

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $2,785,956)	2,785,956	$2,785,956

Total Investments – 99.4% (cost $690,823,191)		657,623,683
Other assets less liabilities – 0.6%		3,968,993

Net Assets – 100.0%		$661,592,676

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $688,037,235)	$654,837,727
Affiliated issuers (cost $2,785,956)	2,785,956
Receivable for investment securities sold	15,332,967
Receivable for capital stock sold	720,354
Dividends receivable	2,655

Total assets	673,679,659

Liabilities
Payable for investment securities purchased	9,810,758
Payable for capital stock sold	1,335,136
Management fee payable	409,021
Distribution fee payable	149,576
Transfer Agent fee payable	119,350
Administrative fee payable	39,140
Accrued expenses	224,002

Total liabilities	12,086,983

Net Assets	$661,592,676

Composition of Net Assets
Capital stock, at par	$1,278,338
Additional paid-in capital	676,066,714
Accumulated net investment loss	(3,339,826)
Accumulated net realized gain on investment transactions	20,786,958
Net unrealized depreciation on investments	(33,199,508)

$661,592,676

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$547,193,468	103,921,343	$5.27	*

B	$28,521,902	6,957,832	$4.10

C	$17,649,447	4,306,180	$4.10

Advisor	$52,828,909	9,744,938	$5.42

R	$2,937,359	563,666	$5.21

K	$533,734	101,510	$5.26

I	$11,927,857	2,238,342	$5.33

*	The maximum offering price per share for Class A shares was $5.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $19)	$1,099,824
Affiliated issuers	43,474
Securities lending income	200,920	$1,344,218

Expenses
Management fee (see Note B)	2,729,143
Distribution fee—Class A	724,541
Distribution fee—Class B	175,134
Distribution fee—Class C	105,542
Distribution fee—Class R	8,109
Distribution fee—Class K	1,346
Transfer agency—Class A	524,709
Transfer agency—Class B	41,212
Transfer agency—Class C	20,453
Transfer agency—Advisor Class	49,037
Transfer agency—Class R	3,148
Transfer agency—Class K	740
Transfer agency—Class I	1,891
Custodian	126,613
Administrative	55,302
Registration fees	44,291
Printing	24,331
Audit	24,012
Legal	21,681
Directors’ fees	18,832
Miscellaneous	13,973

Total expenses	4,714,040
Less: expense offset arrangement (see Note B)	(29,996)

Net expenses		4,684,044

Net investment loss		(3,339,826)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		110,548,820 (a)
Net change in unrealized appreciation/depreciation of investments		(125,145,883)

Net loss on investment transactions		(14,597,063)

Contribution from Manager (see Note B)		170,491

Net Decrease in Net Assets from Operations		$(17,766,398)

(a)	On August 24, 2007, the Fund had a redemption-in-kind with total proceeds in the amount of $20,236,740. The gain on investments of $5,925,099 will not be realized for tax purposes.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,339,826)	$(7,458,263)
Net realized gain on investment transactions	110,548,820	48,201,697
Net change in unrealized appreciation/depreciation of investments	(125,145,883)	115,872,276
Contribution from Manager (see Note B)	170,491	– 0	–

Net increase (decrease) in net assets from operations	(17,766,398)	156,615,710
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(82,489,052)	(59,777,160)
Class B	(5,577,461)	(5,342,530)
Class C	(3,421,251)	(2,901,436)
Advisor Class	(7,324,612)	(7,088,682)
Class R	(435,911)	(224,759)
Class K	(291,129)	(36,956)
Class I	(1,675,289)	(944,478)
Capital Stock Transactions
Net increase (decrease)	21,881,979	(74,699,460)

Total increase (decrease)	(97,099,124)	5,600,249
Net Assets
Beginning of period	758,691,800	753,091,551

End of period (including accumulated net investment loss of ($3,339,826) and $0, respectively)	$661,592,676	$758,691,800

See notes to financial statements.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Mid-Cap Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

16	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Manager”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	17

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

18	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

During the six months ended January 31, 2008, and in response to the Independent Director’s request, the Manager made a payment of $170,491 to the Fund in connection with an error made by the Manager in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the Management agreement, the Fund paid $55,302 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended January 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $414,061 for the six months ended January 31, 2008.

For the six months ended January 31, 2008, the Fund’s expenses were reduced by $29,996 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,112 from the sale of Class A shares and received $10,003, $13,433 and $1,030 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended January 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $81,901,238 and $86,373,896, respectively.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	19

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended January 31, 2008 amounted to $884,438, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. During the fiscal year, with respect to Class A shares, payments to the Distributor were limited to .28% of the average net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,151,322, $2,350,288, $128,492 and $62,115 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$480,681,572	$549,325,080
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$ 58,162,739
Gross unrealized depreciation	(91,362,247)

Net unrealized depreciation	$ (33,199,508)

20	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of January 31, 2008, the Fund had no securities out on loan. For the six months ended January 31, 2008, the Fund earned fee income of $200,920 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class A
Shares sold	2,980,333	8,080,766	$18,394,095	$48,763,264

Shares issued in reinvestment of distributions	11,995,257	8,445,449	70,652,062	51,263,876

Shares converted from Class B	497,217	1,078,709	3,057,669	6,555,145

Shares redeemed	(10,236,775)	(24,941,416)	(61,700,855)	(151,485,741)

Net increase (decrease)	5,236,032	(7,336,492)	$30,402,971	$(44,903,456)

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	21

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class B
Shares sold	293,993	651,768	$1,459,325	$3,268,773

Shares issued in reinvestment of distributions	1,114,904	979,948	5,117,409	4,840,941

Shares converted to Class A	(627,328)	(1,320,179)	(3,057,669)	(6,555,145)

Shares redeemed	(913,841)	(3,944,197)	(4,417,318)	(19,559,476)

Net decrease	(132,272)	(3,632,660)	$(898,253)	$(18,004,907)

Class C
Shares sold	458,267	579,001	$2,204,631	$2,882,103

Shares issued in reinvestment of distributions	637,395	496,979	2,925,645	2,455,078

Shares redeemed	(915,128)	(2,678,928)	(4,316,535)	(13,330,695)

Net increase (decrease)	180,534	(1,602,948)	$813,741	$(7,993,514)

Advisor Class
Shares sold	1,126,011	1,493,838	$6,686,533	$9,155,471

Shares issued in reinvestment of distributions	1,180,636	1,117,552	7,154,656	6,939,997

Shares redeemed	(4,051,223)	(3,513,711)	(25,961,838)	(21,719,793)

Net decrease	(1,744,576)	(902,321)	$(12,120,649)	$(5,624,325)

Class R
Shares sold	88,180	427,521	$572,730	$2,545,717

Shares issued in reinvestment of distributions	74,754	37,256	435,815	224,655

Shares redeemed	(86,314)	(331,706)	(513,383)	(1,997,799)

Net increase	76,620	133,071	$495,162	$772,573

Class K
Shares sold	260,749	37,342	$1,868,649	$227,153

Shares issued in reinvestment of distributions	49,270	5,939	289,708	35,991

Shares redeemed	(302,374)	(2,584)	(1,756,829)	(15,952)

Net increase	7,645	40,697	$401,528	$247,192

Class I
Shares sold	169,156	140,758	$1,190,911	$843,614

Shares issued in reinvestment of distributions	281,089	154,833	1,675,289	944,478

Shares redeemed	(13,584)	(159,364)	(78,721)	(981,115)

Net increase	436,661	136,227	$2,787,479	$806,977

22	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2008.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$39,593,751	$8,989,210
Long-term capital gain	36,722,274	66,204,231

Total taxable distributions	76,316,025	75,193,441

Total distributions paid	$76,316,025	$75,193,441

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long-term capital gain	$36,856,233
Unrealized appreciation/(depreciation)	66,542,985	(a)

Total accumulated earnings/(deficit)	$103,399,218

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	23

Notes to Financial Statements

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

24	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On January 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31,		Year Ended November 30,
			2007		2006		2005		2004		2003(a)		2002

Net asset value, beginning of period	$ 6.22		$ 5.60		$ 6.45		$ 5.38		$ 4.46		$ 3.70		$ 4.79

Income From Investment Operations
Net investment loss(b)	(.03)		(.05)		(.04)		(.05)		(.06	)(c)	(.03)		(.04)
Net realized and unrealized gain (loss) on investment transactions	(.06)		1.25		(.22)		1.12		.98		.79		(1.05)
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)		1.20		(.26)		1.07		.92		.76		(1.09)

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)		(.58)		(.59)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 5.27		$ 6.22		$ 5.60		$ 6.45		$ 5.38		$ 4.46		$ 3.70

Total Return
Total investment return based on net asset value(e)	(2.90)%		21.76%		(5.32)%		19.89%		20.63%		20.54%		(22.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$547,194		$614,019		$593,870		$653,612		$610,854		$540,843		$469,570
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.19	%(f)	1.20	%(g)	1.23	%(h)	1.25%		1.25%		1.45	%(f)	1.34%
Expenses, before waivers/ reimbursements	1.19	%(f)	1.20	%(g)	1.23	%(h)	1.25%		1.26%		1.45	%(f)	1.34%
Net investment loss	(.84	)%(f)	(.89)%		(.64	)%(h)	(.88)%		(1.06	)%(c)	(1.11	)%(f)	(1.03)%
Portfolio turnover rate	63%		98%		135%		88%		135%		75%		183%

See footnote summary on page 33.

26	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 5.04		$ 4.67		$ 5.51		$ 4.63		$ 3.87		$ 3.23		$ 4.22

Income From Investment Operations
Net investment loss(b)	(.04)		(.09)		(.08)		(.09)		(.09	)(c)	(.03)		(.07)
Net realized and unrealized gain (loss) on investment transactions	(.04)		1.04		(.17)		.97		.85		.67		(.92)
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)		.95		(.25)		.88		.76		.64		(.99)

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)		(.58)		(.59)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 4.10		$ 5.04		$ 4.67		$ 5.51		$ 4.63		$ 3.87		$ 3.23

Total Return
Total investment return based on net asset value(e)	(3.41)%		20.68%		(6.08)%		19.01%		19.64%		19.81%		(23.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,522		$35,734		$50,045		$70,236		$74,567		$53,461		$41,096
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03	%(f)	2.04	%(g)	2.05	%(h)	2.07%		2.09%		2.32	%(f)	2.20%
Expenses, before waivers/reimbursements	2.03	%(f)	2.04	%(g)	2.05	%(h)	2.07%		2.10%		2.32	%(f)	2.20%
Net investment loss	(1.68	)%(f)	(1.72)%		(1.46	)%(h)	(1.71)%		(1.90	)%(c)	(1.98	)%(f)	(1.89)%
Portfolio turnover rate	63%		98%		135%		88%		135%		75%		183%

See footnote summary on page 33.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31,	December 1, 2002 to July 31, 2003(a)	Year Ended November 30, 2002
2007	2006	2005	2004

Net asset value, beginning of period	$ 5.04	$ 4.66	$ 5.50	$ 4.62	$ 3.87	$ 3.22	$ 4.21

Income From Investment Operations
Net investment loss(b)	(.04)	(.08)	(.08)	(.08)	(.09	)(c)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.04)	1.04	(.17)	.96	.84	.68	(.93)
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.96	(.25)	.88	.75	.65	(.99)

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)	(.58)	(.59)	0	0	0	0

Net asset value, end of period	$ 4.10	$ 5.04	$ 4.66	$ 5.50	$ 4.62	$ 3.87	$ 3.22

Total Return
Total investment return based on net asset value(e)	(3.41	) %	20.94%	(6.11	) %	19.05%	19.38%	20.19%	(23.52	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,649	$20,773	$26,701	$24,098	$26,017	$14,415	$10,860
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.99	%(f)	2.00	%(g)	2.01	%(h)	2.05%	2.06%	2.27	%(f)	2.16%
Expenses, before waivers/reimbursements	1.99	%(f)	2.00	%(g)	2.01	%(h)	2.05%	2.07%	2.27	%(f)	2.16%
Net investment loss	(1.63	)%(f)	(1.68)%	(1.44	)%(h)	(1.68)%	(1.87	)%(c)	(1.94	)%(f)	(1.85)%
Portfolio turnover rate	63%	98%	135%	88%	135%	75%	183%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 6.38		$ 5.72		$ 6.56		$ 5.45		$ 4.52		$ 3.74		$ 4.83

Income From Investment Operations
Net investment loss(b)	(.02)		(.04)		(.03)		(.04)		(.05	)(c)	– 0	–(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.08)		1.28		(.22)		1.15		.98		.78		(1.06)
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)		1.24		(.25)		1.11		.93		.78		(1.09)

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)		(.58)		(.59)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 5.42		$ 6.38		$ 5.72		$ 6.56		$ 5.45		$ 4.52		$ 3.74

Total Return
Total investment return based on net asset value(e)	(2.99)%		22.03%		(5.05)%		20.37%		20.58%		20.86%		(22.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,829		$73,267		$70,832		$68,495		$44,440		$21,251		$13,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96	%(f)	.97	%(g)	1.00	%(h)	1.04%		1.04%		1.23	%(f)	1.08%
Expenses, before waivers/reimbursements	.96	%(f)	.97	%(g)	1.00	%(h)	1.04%		1.05%		1.23	%(f)	1.08%
Net investment loss	(.61	)%(f)	(.66)%		(.42	)%(h)	(.64)%		(.85	)%(c)	(.89	)%(f)	(.81)%
Portfolio turnover rate	63%		98%		135%		88%		135%		75%		183%

See footnote summary on page 33.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(j) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 6.18		$ 5.58		$ 6.45		$ 6.05

Income From Investment Operations
Net investment loss(b)	(.03)		(.08)		(.06)		(.02)
Net realized and unrealized gain (loss) on investment transactions	(.08)		1.26		(.22)		.42
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)		1.18		(.28)		.40

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)		(.58)		(.59)		– 0	–

Net asset value, end of period	$ 5.21		$ 6.18		$ 5.58		$ 6.45

Total Return
Total investment return based on net asset value(e)	(3.26)%		21.48%		(5.64)%		6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,937		$3,008		$1,974		$11
Ratio to average net assets of:
Expenses	1.49	%(f)	1.51	%(g)	1.54	%(h)	1.42	%(f)
Net investment loss	(1.13	)%(f)	(1.22)%		(1.08	)%(h)	(.86	)%(f)
Portfolio turnover rate	63%		98%		135%		88%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(j) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 6.22		$ 5.60		$ 6.45		$ 6.05

Income From Investment Operations
Net investment loss(b)	(.02)		(.06)		(.05)		(.01)
Net realized and unrealized gain (loss) on investment transactions	(.08)		1.26		(.21)		.41
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)		1.20		(.26)		.40

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)		(.58)		(.59)		– 0	–

Net asset value, end of period	$ 5.26		$ 6.22		$ 5.60		$ 6.45

Total Return
Total investment return based on net asset value(e)	(3.07)%		21.78%		(5.32)%		6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$534		$584		$298		$11
Ratio to average net assets of:
Expenses	1.18	%(f)	1.26	%(g)	1.25	%(h)	1.14	%(f)
Net investment loss	(.63	)%(f)	(.96)%		(.86	)%(h)	(.58	)%(f)
Portfolio turnover rate	63%		98%		135%		88%

See footnote summary on page 33.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(j) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 6.28		$ 5.63		$ 6.46		$ 6.05

Income From Investment Operations
Net investment loss(b)	(.01)		(.03)		(.02)		(.01)
Net realized and unrealized gain (loss) on investment transactions	(.08)		1.26		(.22)		.42
Contribution from Manager	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)		1.23		(.24)		.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.86)		(.58)		(.59)		– 0	–

Net asset value, end of period	$ 5.33		$ 6.28		$ 5.63		$ 6.46

Total Return
Total investment return based on net asset value(e)	(2.88)%		22.23%		(4.97)%		6.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,928		$11,307		$9,372		$11
Ratio to average net assets of:
Expenses	.83	%(f)	.84	%(g)	.87	%(h)	.92	%(f)
Net investment loss	(.46	)%(f)	(.54)%		(.25	)%(h)	(.35	)%(f)
Portfolio turnover rate	63%		98%		135%		88%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Financial Highlights

(a)	The Fund changed its fiscal year end from November 30 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d)	Amount is less than $.005 per share.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2007
Class A	1.19%
Class B	2.02%
Class C	1.98%
Advisor Class	.96%
Class R	1.50%
Class K	1.25%
Class I	.83%

(h)	The ratio includes expense attributable to costs of proxy solicitation.

(i)	Amount is less than $(.005).

(j)	Commencement of distributions.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	33

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

John H. Fogarty, Vice President

Amy P. Raskin(2) , Vice President

Benjamin Ruegsegger(2), Vice President

Matthew Sigel, Vice President

Catherine Wood(2), Vice President

Thomas Zottner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, Texas 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Adviser’s U.S. Mid Cap Growth Team. Mses. Wood and Raskin and Messrs. Ruegsegger and Zottner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Mid-Cap Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	35

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 02/28/07 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Mid-Cap Growth Fund, Inc.	$780.0	75 bp on 1st $500 million 65 bp on next $500 million 55 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $90,312 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recent semi-annual period:

Fund	Total Expense Ratio (as of 1/31/07)[4]		Fiscal Year
Mid-Cap Growth Fund, Inc.	Class A Class B Class C Class R Class K Class I Adv. Class	1.21% 2.03% 2.00% 1.46% 1.25% 0.83% 0.98%	July 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Growth” category.

4	Annualized.

36	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Mid-Cap Growth Fund, Inc.	$780.0	Mid-Cap Growth 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $10m	0.526%	0.714%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	37

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund:

Fund	Sub-advised Fund	Fee Schedule
Mid-Cap Growth Fund, Inc.	Client #1	0.75% on 1st $10 million 0.625% on next $10 million 0.50% on next $20 million 0.375% on next $20 million 0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

38	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Fund	Contractual Management Fee[8]	Lipper Group Median	Rank
Mid-Cap Growth Fund, Inc.	0.713	0.731	4/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Mid-Cap Growth Fund, Inc.	1.232	1.295	3/13	1.374	21/95

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	39

profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $22,370, $2,501,606 and $74,094 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $1,018,647 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $49,960 under the offset agreement between the Fund and ABIS.

40	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	41

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended December 31, 2006.15

Mid-Cap Growth Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.36	9.00	8.65	13/13	121/124
3 year	8.85	10.95	10.46	11/13	72/105
5 year	7.56	7.04	5.97	5/11	25/86
10 year	5.80	9.45	8.06	7/8	33/43

13	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

14	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

42	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)16 versus its benchmark.17 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	Periods Ending December 31, 2006 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)

Mid-Cap Growth Fund, Inc.	1.36	8.85	7.56	5.80	10.55	24.89	0.20	10
Russell Mid-Cap Growth Index	10.66	12.73	8.22	8.62	N/A	24.11	0.31	10
Inception Date: July 7, 1938

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

16	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

17	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

18	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND •	43

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

44	• ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MCG-0152-0108

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Mid-Cap Growth Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 28, 2008